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                                      LEASE


    THIS INDENTURE made the lst day of July, 1998, between Amenitique, Inc., hereinafter called lessor, and Marbo, Inc., hereinafter called lessee.

    WITNESSETH: That in consideration of the payment of the rents and the performance of the covenants herein agreed to be paid and performed by the lessee, in the manner herein stated, the lessor does hereby lease unto the lessee the following described property, situated at 8426 Sunstate Street, Tampa, Florida 33634 for the term of One Year to-wit: from the lst day of July, 1998, to the 30th day of June, 1999, at the monthly rental of Four Hundred dollars ($400.00), lawful money of the United States of America, payable monthly in advance, on the lst day of each month of said term.

    And the said lessee does hereby promise to pay the rent in the manner specified, and not to assign this lease, or let, or underlet the whole or any part of said premises, or make, or suffer to be made any alterations therein, without the written consent of the lessor, which consent shall not be unreasonably withheld. The said lessor shall not be called upon to make any improvements or repairs, the lessee agreeing to keep the premises in good order at their own expense, suffering no strip or waste thereof; but the lessor may enter to view or make improvements or repairs at their option.

    The lessee further agrees not to use or keep on the premises any article which the insurance companies may deem extra-hazardous, or which increases the rate of insurance. At the expiration of said term, or prior termination of this lease, the lessee will quit and surrender the premises in as good order as he/she received them, reasonable wear thereof and damage by the elements excepted.

    And should default be made in the payment of any portion of the rent when due, and for 15 days thereafter, or in the keeping of any of the covenants herein contained, said lessor, their agent or attorney, may (subject to the giving of such notice, if any, as shall be required by law) re-enter and take possession of said premises, remove all persons therefrom and at Lessors option terminate this lease, or without terminating this lease the lessor may have the remedies provided in Civil Code of the State of Florida.

WITNESS our hands this ___1st____  day of July, 1998
Signed and Delivered in the Presence of


_______/s/_____________
Marbo', Inc.

_______/s/_____________
Amenitique, Inc.